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                                                                    Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") is dated as of March 3, 2006 among uWink, Inc., a Utah corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

          "ADVICE" has the meaning set forth in Section 6.5.

          "AGREEMENT" has the meaning set forth in the preamble.

          "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

          "BENEFIT PLANS" means (i) all "employee pension benefit plans," as defined in section 3(2) of ERISA, established, maintained, or contributed to by the Company or its Subsidiaries for the benefit of any employees or agents of the Company or its Subsidiaries; (ii) all "employee welfare benefit plans," as defined in section 3(1) of ERISA, established, maintained, or contributed to by the Company or its Subsidiaries for the benefit of any employees or agents of the Company or its Subsidiaries; and
     (iii) to the knowledge of the Company, all other material incentive, employment, supplemental retirement, severance, deferred compensation and other employee benefit plans, programs, agreements and arrangements established, maintained, or contributed to by the Company or its Subsidiaries for the benefit of any employees or agents of the Company or its Subsidiaries, without regard to the coverage of any such plan, program, agreement or arrangement by ERISA or any provision of the Code.

          "BOARD" means the board of directors of the Company.

          "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

          "CLOSING" means the closing of the purchase and sale of the Shares and the Warrants pursuant to Section 2.1.

          "CLOSING DATE" means the date of the Closing.

          "CODE" means the Internal Revenue Code of 1986, as amended.



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          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

          "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

          "COMPANY" has the meaning set forth in the preamble.

          "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

          "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

          "EFFECTIVENESS PERIOD" has the meaning set forth in Section 6.1(b).

          "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "EVENT" has the meaning set forth in Section 6.1(d)(i) through (v).

          "EVENT PAYMENTS" has the meaning set forth in Section 6.1(d).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCLUDED STOCK" means Common Stock, Options, or any equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents and that is issued or issuable: (A) upon exercise or conversion of any options or other securities described in Schedule 3.1(f) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule) or otherwise pursuant to any employee benefit plan described in Schedule 3.1(f) or hereafter adopted by the Company and approved by its stockholders, (B) in connection with any issuance of shares or grant of options to employees, officers, directors or consultants of the Company pursuant to a stock option plan, employee stock purchase plan or other incentive stock plan duly adopted by the Board or in respect of the issuance of Common Stock upon exercise of any such options,
     (C) pursuant to the Company's bona fide acquisition of another corporation, or all or a portion of its assets, by merger, purchase of assets or stock or other corporate reorganization in each case, as approved by the Board and not for the principal purpose of raising capital or (D) in connection with a bona fide joint venture or development agreement or strategic partnership, in either case not for the principal purpose of raising capital.

          "FILING DATE" means the date that is 45 days after the Closing Date, with respect to the initial Registration Statement required to be filed hereunder, and, with respect to any additional Registration Statements that may be required pursuant to Section 6.1, the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

          "GAAP" has the meaning set forth in Section 3.1(g).

          "INDEMNIFIED PARTY" has the meaning set forth in Section 6.4(c).


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          "INDEMNIFYING PARTY" has the meaning set forth in Section 6.4(c).

          "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in Section 3.1(t).

          "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

          "LOCKED UP SECURITIES" has the meaning set forth in Section 4.9.

          "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

          "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 3.1(b).

          "MATERIAL PERMITS" has the meaning set forth in Section 3.1(u).

          "NASD" has the meaning set forth in Section 3.1(i).

          "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

          "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

          "PRICE PER SHARE" means $0.30 per Share and Warrant. to purchase 0.5 Underlying Shares.

          "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "PURCHASER" or "PURCHASERS" has the meaning set forth in the preamble.

          "PURCHASER COUNSEL" has the meaning set forth in Section 6.2(a).

          "REGISTRABLE SECURITIES" means any Common Stock (including the Shares and Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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          "REGULATORY ORDER" has the meaning set forth in Section 3.1(i).

          "RELATED PERSON" has the meaning set forth in Section 4.7.

          "REQUIRED EFFECTIVENESS DATE" means 180 days from the Closing Date.

          "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SCHEDULE" means the section numbers of the Disclosure Schedule that correspond to the first, or principal, section of the Agreement to which the disclosures relate.

          "SEC REPORTS" has the meaning set forth in Section 3.1(g).

          "SECURITIES" means the Shares, the Warrants and the Underlying Shares.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SELF-REGULATORY ORGANIZATION" has the meaning set forth in Section 3.1(i).

          "SHARES" means an aggregate of 5,000,000 shares of Common Stock, which are being issued and sold to the Purchasers at the Closing.

          "SHORT SALES" has the meaning set forth in Section 3.2(h).

          "SUBSEQUENT PLACEMENT" has the meaning set forth in Section 4.5.

          "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns at least 20% of the capital stock or holds an equity or similar interest.

          "TAXES" means any federal, state, county, local, or foreign taxes, charges, fees, levies, imposts, duties, or other assessments, including income, gross receipts, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposes or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency thereof, including any interest, penalties, and additions imposed thereon or with respect thereto.

          "TAX RETURN" means any report, return, information return, or other information required to be supplied to a governmental authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes the Company and any amendments thereof.

          "TRADING MARKET" means any Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.


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          "TRANSACTION DOCUMENTS" means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "UNDERLYING SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

          "WARRANTS" means, collectively, the warrants to purchase Common Stock that are issued and sold pursuant to this Agreement, in the form of Exhibit A, and any warrants or replacement warrants issued upon exercise, transfer, exchange or partial exercise of such warrants.

                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares and a Warrant to purchase such number of Underlying Shares, each as indicated below such Purchaser's name on the signature page of this Agreement, at the Price Per Share and for an aggregate purchase price for such Purchaser as indicated below such Purchaser's name on the signature page of this Agreement. The Closing shall take place at the offices of the Company, immediately following the execution hereof, or at such other location or time as the parties may agree.

     2.2 Closing Deliveries.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) a copy of one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares equal to the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

               (ii) a copy of a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein; and

               (iii) a legal opinion of Preston, Gates & Ellis, counsel to the Company, in the form of Exhibit B, executed by such counsel.

     2.3 At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Purchaser by the Company for such purpose.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:

          (a) Subsidiaries. Other than as set forth in the SEC Reports (as defined in Section 3.1(g)) the Company has no Subsidiaries.


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          (b) Organization and Qualification. Each of the Company and the
Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, its officers, Board and stockholders and no further consent or action is required by the Company, its officers, Board or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (2) the effect of rules of law governing the availability of equitable remedies and
(ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (whether evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), or by which any property or asset of the Company or a Subsidiary is bound or affected.

          (e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of Underlying Shares issuable upon exercise of the Warrants.


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          (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws, and none of such issuances were, and the issuance of the Securities will not be, made in violation of any preemptive rights or other rights. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company and except as specifically disclosed in the SEC Reports or in any
Schedule 13D or Schedule 13G filed with the Commission, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time. The Shares and the Underlying Shares, when issued, will conform in all material respects to the description of the Company's Common Stock contained in the Company's SEC Reports and other filings with the SEC.

          (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

          (h) Material Changes. Since September 30, 2005, except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its


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method of accounting or the identity of its auditors, except as disclosed in its
SEC Reports or as required by changes in GAAP, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than pursuant to written agreements with employees to repurchase stock upon the termination of such employee's employment) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans or as disclosed in the SEC Reports.

          (i) Absence of Litigation. Except as set forth in the SEC Reports, (A) there are no actions, suits, claims, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective assets that could (i) adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents, individually or in the aggregate, (ii) have a Material Adverse Effect or (iii) if adversely decided, would have a Material Adverse Effect on, or delay the issuance of, the Securities or the consummation of the transactions contemplated by the Agreement, (B) no action, suit, proceeding, claim, investigation or inquiry by the Company or any Subsidiary is currently pending nor does the Company intend to initiate any action, suit, proceeding, claim, investigation or inquiry, in each case, that if resolved in a manner adverse to the Company, would have a Material Adverse Effect, (C) neither the Company nor any Subsidiary (i) is subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or commitment letter or similar submission to, or (ii) has received any extraordinary supervisory letter from, or adopted any board resolutions at the request of, any Self-Regulatory Organization or governmental entity charged with the supervision or regulation of broker-dealers or the supervision or regulation of its business (each such item referred to in clauses "(i)" and "(ii)" of this Section 3.1(i), a "REGULATORY ORDER"), including any such Regulatory Order that restricts materially the conduct of the business of the Company or any Subsidiary, or in any manner relates to the capital adequacy, credit policies or management of the Company or any Subsidiary, and (D) neither the Company nor any Subsidiary has received written notice from any governmental entity or Self-Regulatory Organization that such organization or authority is contemplating issuing or requesting any such Regulatory Order. For purposes of this Agreement, the term "SELF-REGULATORY ORGANIZATION" shall mean the National Association of Securities Dealers, Inc. (or any successor entity thereto) ("NASD"), the American Stock Exchange, the National Futures Association, the Chicago Board of Trade, the New York Stock Exchange, any national securities exchange (as defined in the Exchange Act), any other securities exchange, futures exchange, contract market, commodities market, any other such exchange, clearinghouse or corporation or other similar federal, state or foreign self-regulatory body or organization.

          (j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) to the Company's knowledge, is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or result in a Material Adverse Effect. None of the Company or any Subsidiary is in default under, or in violation of any of the listing or quotation requirements of any Eligible Market on which the Common Stock is currently traded, listed or quoted as in effect on the date hereof, and the Company is not aware of any facts which could reasonably lead to de-listing or suspension of trading in the Common Stock by any Eligible Market on which the Common Stock is then traded, listed or quoted in the foreseeable future.


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          (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (l) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

          (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

          (n) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The approval of the Company's stockholders is not required under the listing or maintenance requirements of any Trading Market for the consummation of the transactions contemplated herein.

          (o) Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied. No Person, including current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents or to require that the Company include any such securities in the registration of Securities as contemplated herein.

          (p) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (q) Disclosure. The Company confirms that it has not provided to the Purchasers any material non-public information other than information related to the transactions contemplated by the Transaction Documents. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting the transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made (i) any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 or (ii) any statement, commitment or promise to the Company or, to its knowledge, any of its representatives which is or was an inducement to the Company to enter into this Agreement or otherwise.

          (r) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Company and to this Agreement and the transactions contemplated hereby.

          (s) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to do so would have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Except as disclosed in the SEC Reports, there is no Proceeding that is pending, or to the Company's knowledge, is threatened against, the Company regarding the infringement of any of the Intellectual Property Rights. Neither the Company nor any Subsidiary has knowledge that, or has received, a notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, (i) all such Intellectual Property Rights are enforceable and (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (t) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it or any of the Subsidiaries will not be able to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses without a significant increase in cost. The Company has in full force and effect D&O insurance in amounts that are commercially reasonable.

          (u) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (v) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (w) Employee Benefits. Each of the Benefit Plans has been administered in accordance with its terms and any federal, state or local statute, law, ordinance, regulation, order, writ, injunction, directive, judgment or decree applicable to the Company, the Subsidiaries, or any of their respective properties, or assets, as the case may be (including, where applicable, ERISA and the Code), except where the failure to so administer such Benefit Plan would not have a Material Adverse Effect. Each of the Benefit Plans intended to be "qualified" within the meaning of section 401(a) of the Code has been determined by the United States Internal Revenue Service to be so qualified, except where the failure to so qualify such Benefit Plan would not have a Material Adverse Effect.

          (x) Taxes. (i) The Company has filed (or joined in the filing of) when due all Tax Returns required by applicable law to be filed with respect to the Company and all Taxes shown to be due on such Tax Returns have been paid; (ii) all such Tax Returns were true, correct and complete in all material respects as of the time of such filing; or (iii) any liability of the Company for Taxes not yet due and payable, or which are being contested in good faith, in each case as of July 31, 2005, has been accrued or reserved for on the financial statements of the Company in accordance with GAAP, in each case except in the case that any such failure to file or pay Taxes would not result in a Material Adverse Effect.

          (y) No Manipulation of Stock. The Company has not taken, in violation of applicable law, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of the shares of Common Stock.

          (z) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aa) Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement.

          (bb) Registrations. None of the Company or the Subsidiaries is subject to registration under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended, or similar laws of any governmental entity. Neither the Company nor any Subsidiary is required to register as a broker-dealer with any governmental entity or any self-regulatory organization. Except where so registered, none of the activities of the Company or any Subsidiary require any of them to be registered as an exchange or transfer agent, a clearing agency, a municipal securities dealer, a government securities dealer, a futures commission merchant, a commodity trading advisory or commodity pool operator.

     3.2 Representations, Warranties and Certain Agreements of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company and agrees that:

          (a) Organization; Authority. If such Purchaser is a legal entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent. Such Purchaser is acquiring the Securities for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time.

          (c) Purchaser Status. At the time such Purchaser was offered the Shares and the Warrants, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such securities.

          (e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (f) Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its advisors shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the disclosure made to such Persons in respect of the Company or this transaction and the Company's representations and warranties contained in this Agreement. Each Purchaser acknowledges and agrees that the Company has not made (i) any representations or warranties to such Purchaser with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents or (ii) any oral statement, commitment or promise that is or was an inducement to such Purchaser to enter into this Agreement or otherwise.

          (g) Purchaser Questionnaire. Each Purchaser has completed or caused to be completed the Purchaser Questionnaire in the form as set forth on Exhibit C, and the information provided by each Purchaser in such Purchaser's Purchaser Questionnaire is true and correct as of the date of this Agreement; PROVIDED, that the Purchasers shall be entitled to update such information by providing written notice thereof to the Company before the Effective Date.

          (h) Restrictions on Short Sales. Each Purchaser represents, warrants and covenants that neither Purchaser nor any Affiliate of such Purchaser that
(i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments, including in respect of the Securities or (iii) is subject to such Purchaser's review or input concerning such Affiliate's investments or trading, has or will, directly or indirectly, during the period beginning on the date on which the Company or any representative of the Company, first contacted such Purchaser regarding the transactions contemplated by this Agreement and ending on the date that is 120 days after the Closing Date, engage in (x) any "short sales" (as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the Common Stock, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any of the Securities by the Purchaser or
(y) any hedging transaction that establishes a net short position with respect to the Securities (clauses "(x)" and "(y)" together, a "SHORT SALE"); except for
(1) Short Sales by the Purchaser or Affiliate of such Purchaser which was, prior to the date on which such Purchaser was first contacted by the Company or a representative of the Company regarding the transactions contemplated by this Agreement, a market maker for the Common Stock, provided that such Short Sales are in the ordinary course of business of such Purchaser or Affiliate of such Purchaser and are in compliance with the Securities Act, the rules and regulations of the Securities Act and such other securities laws as may be applicable, (2) Short Sales by the Purchaser or an Affiliate of such Purchaser which by virtue of the procedures of such Purchaser are made without knowledge of the transactions contemplated by this Agreement, (3) Short Sales by the Purchaser or an Affiliate of such Purchaser to the extent that such Purchaser or Affiliate of such Purchaser is acting in the capacity of a broker-dealer executing unsolicited third-party transactions or (4) Short Sales of the Underlying Shares in connection with the Automatic Exercise as defined in
Section 4(c) of the Warrants.

          (i) Acknowledgement Regarding Purchasers' Purchase of Securities. Each Purchaser acknowledges and agrees that it is acting solely in the capacity of an arm's length purchaser with respect to the Company and to this Agreement and the transactions contemplated hereby.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel from outside counsel to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited Investor" as defined in Rule 501(a) under the Securities Act.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing
Securities:

          [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Securities shall not be required to contain such legend
(i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities are eligible for sale under Rule 144(k) or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Until a Registration Statement covering the resale of the Securities is effective under the Securities Act, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

     4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

     4.3 Integration. The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

     4.5 Subsequent Placements.

          (a) The Purchasers collectively shall have the right to participate as investors in up to 50% of any offering by the Company of any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents, but not including any Excluded Stock (any such offering being referred to as a "SUBSEQUENT Placement") for which a definitive, binding agreement is entered into during the 12-month period following the Closing Date. Each Purchaser's individual right of participation shall be on a pro rata basis based on the 50% of number of shares of Common Stock held by the Purchaser immediately prior to the effectiveness of such Subsequent Placement as compared to the aggregate number of shares of Common Stock outstanding immediately prior to the effectiveness of such Subsequent Placement.

     4.6 Securities Laws Disclosure; Publicity. The Company shall, no later than 5:30 a.m., Pacific Time, on the first Business Day following the Closing Date, issue a press release (a copy of which will be provided each Purchaser or its counsel for review as early as practicable prior to its filing) disclosing the material terms of the transactions contemplated hereby (the "PRESS RELEASE"). Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by subpoena, applicable law or Trading Market regulations, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

     4.7 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its actual and reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only expenses and Losses that result directly from (i) such Purchaser's or Related Person's gross negligence or willful misconduct or (ii) any breach by such Purchaser of any of the representations, warranties or covenants made by such Purchaser in this Agreement or any other Transaction Document. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person and each Purchaser shall indemnify and hold harmless the Company from and against any and all Losses, as incurred, arising out of or relating to any breach by such party of any of the representations, warranties or covenants made by such party in this Agreement or any other Transaction Document. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by
Section 6.4(c) below. The indemnification obligations of any party under this paragraph shall be in addition to any liability that such party may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or the Purchasers and any such Related Persons, as the case may be. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions or any breach by such Purchaser of any of the representations, warranties or covenants made by such Purchaser in this Agreement or any other Transaction Document. If the Company or any Purchaser breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company or such Purchaser may have under any Transaction Document or applicable law, the Company or such Purchaser promptly shall pay or reimburse the Purchasers or the Company, as the case may be, for all costs of collection and enforcement, including the indemnification obligations under this paragraph and reasonable attorneys' fees and expenses.

     4.8 Delivery of Certificates and Warrants. Within three Business Days following the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following: (a) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser; and (b) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein.

     4.9 Lock Up. Each Purchaser agrees that such Purchaser will not for a period of at least six months after the Closing Date offer to sell, contract to sell or otherwise sell (including without limitation in a Short Sale) or transfer, assign, pledge, hypothecate or otherwise encumber or dispose of any Securities issued to such Purchaser pursuant to this Agreement ("Locked Up Securities"). Notwithstanding the foregoing, if such Purchaser is an individual, he or she may transfer any Locked Up Securities either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively such Purchaser and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall agree to receive and hold such Locked Up Securities, subject to the provisions of this Section 4.9, and there shall be no further transfer except in accordance with the provisions of this Section 4.9. For the purposes of this Section 4.9, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. Each Purchaser agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Locked Up Securities held by such Purchaser except in compliance with this Agreement.


                                    ARTICLE V
                                   CONDITIONS

     5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

          (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c) Securities Exemptions. The offer and sale of the Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws;

          (d) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement;

          (e) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not be restricted or suspended by the Commission or the Trading Market (except for any restriction or suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

          (f) Litigation. No Proceeding shall have been instituted or threatened against the Company that would, individually or in the aggregate, have a Material Adverse Effect;

          (g) Compliance Certificate. The Company shall have delivered to the Purchasers a certificate of the Company executed by the President of the Company, dated as of the Closing, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) of this Agreement;

          (h) Secretary's Certificate. The Company shall have delivered to the Purchasers a certificate of the Company executed by an officer of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board authorizing the execution of the Transaction Documents, the issuance of the Securities, the filing of the Registration Statement, and the transactions contemplated hereby; and (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of any required third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by this Agreement; and

          (i) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Shares and Warrants at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing;

          (c) Securities Exemptions. The offer and sale of the Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws;

          (d) Payment of Purchase Price. Each Purchaser shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the Shares and Warrants as indicated below each Purchaser's name on such Purchaser's signature page;

          (e) Receipt of Purchaser Questionnaires. Each Purchaser shall have delivered to the Company a completed Purchaser Questionnaire in the form attached hereto as Exhibit C;

          (f) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement; and

          (g) Other Documents. The Purchasers shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company or counsel may reasonably request.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

     6.1 Registration.

          (a) As promptly as possible, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

          (b) The Company shall use all commercially reasonable efforts to cause the Registration Statement to be filed with the Commission by the Filing Date, and declared effective on or before the Required Effectiveness Date. The Company shall use all commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act from the date such Registration Statement becomes effective until the later of (i) the first anniversary of the Effective Date or such earlier date when all Registrable Securities have been resold under such Registration Statement, and (ii) the date on which all Registrable Securities may be resold without restriction or limitation under the federal securities laws or may be sold pursuant to paragraph (k) of Rule 144 (the "EFFECTIVENESS PERIOD").

          (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Business Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

          (d) On every monthly anniversary of any Event (as defined below) until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Purchaser hereunder for every month, prorated for any partial month. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(d) are referred to herein as "EVENT PAYMENTS". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

For such purposes, each of the following shall constitute an "EVENT":

               (i) the Registration Statement is not declared effective by the Required Effectiveness Date;

               (ii) after the Effective Date, any Registrable Securities covered by such Registration Statement are not listed on an Eligible Market directly or indirectly due to an action or inaction of the Company;

               (iii) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of ten consecutive Trading Days; or

               (iv) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Warrants.

          (e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement (other than a Registration Statement filed on a Form S-4 or S-8) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

     6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than three Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment, or not less than one Business Day for any supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to each Purchaser and any counsel designated by any Purchaser (each, a "PURCHASER COUNSEL") copies of all such documents proposed to be filed. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object in writing.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, at the request of any Purchaser, as promptly as reasonably possible provide such Purchaser true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Purchasers of Registrable Securities to be sold and each Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Business Day thereafter, of any of the following events: (i) the initial filing of the Registration Statement with the Commission; (ii) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (v) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding; or (vi) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

          (e) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (f) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; and (iii) maintain the listing of such Registrable Securities on each such Trading Market.

          (g) Use commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers and respective Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

          (h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

          (i) Upon the occurrence of any event described in Section 6.2(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (j) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.

          (k) Comply with all applicable rules and regulations of the Commission.

     6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all actual and reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (f) all listing fees to be paid by the Company to the Trading Market.

     6.4 Indemnification.

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners and members and each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such

Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(iv)-(vi), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising primarily out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising primarily out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use in such Registration Statement or such Prospectus, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(iv)-(vi), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Each Indemnified Party shall furnish such information regarding itself or the claim that is the subject matter of such Proceeding in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such claim.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Purchasers under this Section 6.4(d) shall be several and not joint.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and, upon written request of the Company, will represent to the Company that it has so complied. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(iv), (v) or (vi), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

     6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Purchaser requests to be registered.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     7.2 Fees and Expenses. At the Closing, the Company shall pay to the Purchaser designated as the lead investor on the signature pages hereto up to an aggregate of $10,000 for its actual and reasonable legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:00 p.m. on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:00 p.m. on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the holders of a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.7 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

     7.9 Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     7.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     7.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     7.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     7.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Warrants, or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.15 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     7.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                    UWINK, INC.



                                    By:     /s/ Nolan Bushnell
                                    Name:   Nolan Bushnell
                                    Title:  CEO



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]



                 Signature Page to Securities Purchase Agreement

PURCHASER NAME:________________________________________________


               By:_____________________________________________

               Name:___________________________________________

               Title:__________________________________________

Number of Shares:

Warrant:  To purchase        Underlying Shares

Total Value of Investment:  $


        With a copy to
        (Purchaser Counsel):


        Full Address:__________________________________________

                     __________________________________________

                     __________________________________________


        Facsimile #:
        Telephone #:
        Attn:




                 Signature Page to Securities Purchase Agreement

Exhibits:
---------

A   Form of Warrant
B   Form of Legal Opinion
C   Purchaser Questionnaire

                                    SCHEDULES

References to schedule numbers below refer to the corresponding section numbers in the Securities Purchase Agreement.


SCHEDULE 3.1(F)

Common Stock, $0.001 par value per share: 50,000,000 shares authorized; 12,975,300 shares issued and outstanding.

Preferred Stock: 5,000,000 shares authorized; 0 shares issued and outstanding.

Options to purchase shares of Common Stock: Options outstanding to purchase 3,483,654 shares of Common Stock (including 500,000 options to be issued to Nolan Bushnell pursuant to the employment agreement to be executed at Closing).

Warrants to purchase shares of Common Stock: Warrants outstanding to purchase 2,519,656 shares of Common Stock.

Debt Convertible into shares of Common Stock:

$200,000 10% Note dated October 10, 2005 issued to Bradley Rotter due April 10, 2006. Note is convertible at the option of the holder into the same securities issued pursuant to (and on the same terms and conditions pari passu with the investors in) any offering of securities ("Follow-On Securities") by the Company resulting in gross proceeds to the Company of at least $3,000,000 ("Follow-On Offering"). Upon exercise of such option (which exercise must occur contemporaneous with the consummation of the Follow-On Offering), the entire then outstanding principal amount and accrued and unpaid interest of the note shall be converted (the "Conversion") into Follow-On Securities. The pro rata percentage of Follow-On Securities which shall be issued by the Company to the holder upon the Conversion shall be equal to: the sum of (1) the original principal amount plus the then current accrued and unpaid interest, plus (2) twenty percent (20%) of such total amount (such sum, the "Conversion Amount"), divided by (1) the total dollar amount received by the Company pursuant to the Follow-On Offering, plus (2) the Conversion Amount. The Follow-On Securities issued to the Holder upon the Conversion shall be of the same type and class, and shall contain the identical rights and restrictions, as the securities issued by the Company in the Follow-On Offering. The entire then outstanding principal amount and accrued interest of the note will be subject to mandatory redemption in cash by the Company within 2 business days following the closing of the Follow-On Offering. Upon such redemption of the note or upon repayment of the note at maturity, the Company shall issue to the Holder the Warrants to purchase 200,000 shares of Common Stock at $0.59 cents per share.

$100,000 10% Note dated September 8, 2005 issued to William Hines due September 8, 2007. The principal and accrued and unpaid interest amount of this Note will be subject to mandatory conversion into the same securities issued pursuant to (and on the same terms and conditions pari passu with the investors in) any offering of securities ("Follow-On Securities") by the Company resulting in gross proceeds to the Company of at least $3,000,000 ("Follow-On Offering"). Contemporaneous with the consummation of the Follow-On Offering, the entire then outstanding principal amount and accrued and unpaid interest of this Note shall be automatically converted (the "Conversion") into Follow-On Securities. The pro rata percentage of Follow-On Securities which shall be issued by the Company to the holder upon the Conversion shall be equal to: the sum of (1) the original principal amount plus the then current accrued and unpaid interest, plus (2) twenty percent (20%) of such total amount (such sum, the "Conversion Amount"), divided by (1) the total dollar amount received by the Company pursuant to the

Follow-On Offering, plus (2) the Conversion Amount. The Follow-On Securities issued to the Holder upon the Conversion shall be of the same type and class, and shall contain the identical rights and restrictions, as the securities issued by the Company in the Follow-On Offering.
The Company is in discussion with Mr. Hines regarding offering him an opportunity to convert the note at $0.30 per share plus a warrant to purchase
0.5 shares at $0.345 per share. If so converted, the note will convert into approximately 400,000 shares plus warrants to purchase approximately 200,000 shares.

$100,000 20% Convertible Note issued to Zoe Turner due November 24, 2005. Company has agreed with Ms. Turner to repay this note plus accrued interest of approximately $20,000 out of the proceeds of the financing contemplated by this Agreement and to issue 50,000 shares of Common Stock to Ms. Turner in exchange for Ms. Turner extending the term of the note.

SCHEDULE 3.1(J)

$100,000 20% Convertible Note issued to Zoe Turner was due November 24, 2005. Company has agreed with Ms. Turner to repay this note plus accrued interest of approximately $20,000 out of the proceeds of the financing contemplated by this Agreement and to issue 50,000 shares of Common Stock to Ms. Turner in exchange for Ms. Turner extending the term of the note.

$184,336.62 12% Note dated July 23, 2001 issued to Ray Hibarger, a former employee, due November 23, 2001. Mr. Hibarger has agreed to extend the maturity of the Note to February 15, 2007.


SCHEDULE 3.1(K)

$184,336.62 12% Note dated July 23, 2001 issued to Ray Hibarger, a former employee, due November 23, 2001. Note is secured by inventory and accounts receivable. Mr. Hibarger has agreed to extend the maturity of the Note to February 15, 2007.

$100,000 10% Note dated September 8, 2005 issued to William Hines due September 8, 2007 is secured by the assets of the Company, other than any assets of the Company that secure any debt of the Company outstanding on the date the note.

As a result of a credit decision by Westfield (the landlord), the executed Lease Agreement dated February 3, 2006 relating to the space for the prototype restaurant in Woodland Hills, CA is between Westfield and Nolan Bushnell personally. The Company will to enter into agreement with Nolan Bushnell such that the Company will have access to and ownership of the assets in the Woodland Hills location.

SCHEDULE 3.1(L)

At Closing, the Company will pay a $75,000 commission to Merriman Curhan Ford & Co.

SCHEDULE 3.1(O)

Agreement with Jim Stepanian dated April 1, 2005 to register 120,000 shares of Common Stock in the Company's Form SB-2 then on file with the SEC, which SB-2 was never declared effective; Company is in the process of officially withdrawing the SB-2.

Piggyback registration rights granted to Marino Capital Partners, Inc. on 50,000 shares of Common Stock issuable upon exercise of Warrants at $2.37 per share. Registration rights triggered upon exercise of Warrant.

SCHEDULE 3.1(V)

As a result of a credit decision by Westfield (the landlord), the executed Lease Agreement dated February 3, 2006 relating to the space for the prototype restaurant in Woodland Hills, CA is between Westfield and Nolan Bushnell personally. The Company will to enter into agreement with Nolan Bushnell such that the Company will have access to and ownership of the assets in the Woodland Hills location.